Exhibit 1

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, each party agrees to the joint filing, on behalf of each of them, of any filing required by such party under Section 13 or Section 16 of the Exchange Act of any rule or regulation thereunder (including any amendment, restatement, supplement and/or exhibit thereto) with the Securities and Exchange Commission (and, if such security is registered on a national securities exchange, also with the exchange), and further agrees to the filing, furnishing and/or incorporation by reference of this agreement as an exhibit thereto. The agreement shall remain in full force and effect until revoked by either party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party.

IN WITNESS WHEREOF, each party hereto, being duly authorized, has caused this agreement to be executed and effective as of the date written below.

Dated: December 16, 2021

John C. Goff

By:	/s/ John C. Goff

Goff MCF Partners, LP
By: its General Partner, GFS Contango GP, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff Family Investments, LP
By: its General Partner, Goff Capital, Inc.

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff Capital, Inc.

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

John C. Goff 2010 Family Trust

By:	/s/ John C. Goff
John C. Goff, Sole Trustee

JCG 2016 Holdings, LP
By: its General Partner, JCG 2016 Management, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Kulik GP, LLC

By:	/s/ John C. Goff
John C. Goff, Manager

GFS Contango GP, LLC
By: its Managing Member, GFS Management, LLC
By: its Managing Member, Goff Focused Strategies LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

GFS Management, LLC
By: its Managing Member, Goff Focused Strategies LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff Focused Strategies LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

GFT Strategies, LLC
By: its Managing Member, John C. Goff 2010 Family Trust

By:	/s/ John C. Goff
John C. Goff, Trustee

JCG 2016 Management, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Travis Goff

By:	/s/ Travis Goff

Kulik Partners, LP
By: its General Partner, Kulik GP, LLC

By:	/s/ John C. Goff
John C. Goff, Manager

Goff Family Foundation

By:	/s/ John C. Goff
John C. Goff, sole board member

Goff MCEP Holdings, LLC
By: its Manager, Goff Capital, Inc.

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff MCEP II, LP
By: its General Partner, GFS MCEP GP, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

GFS MCEP GP, LLC
By: its Managing Member, GFS Management, LLC
By: its Managing Member, Goff Focused Strategies LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

Goff Focused Energy Strategies, LP
By: its General Partner, GFS Energy GP, LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer

GFS Energy GP, LLC
By: its Managing Member, GFS Management, LLC
By: its Managing Member, Goff Focused Strategies LLC

By:	/s/ John C. Goff
John C. Goff, Chief Executive Officer